UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number) 430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)	22-0790350 (IRS Employer Identification Number)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange
1.750% Notes due 2035		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c)          On June 5, 2019, Bristol-Myers Squibb Company (the “Company”) announced the future leadership team of the combined company effective upon completion (the “Closing”) of the Company’s pending merger with Celgene Corporation (“Celgene”). Among the changes announced are the following appointment and departure of certain officers:

(1)	Thomas J. Lynch, Jr., M.D., Executive Vice President and Chief Scientific Officer, will leave the company by October 1, 2019.

(2)
Charles A. Bancroft, Chief Financial Officer and Executive Vice President, Global Business Operations, will transition from his current position to Executive Lead for Integration effective as of the Closing.

(3)	David V. Elkins is appointed Executive Vice President and Chief Financial Officer effective as of the Closing.

Mr. Elkins is 50 years old and joined Celgene in July 2018 and was appointed Chief Financial Officer in August 2018. He came to Celgene from Johnson & Johnson (“J&J”), where he was Group Vice President and Chief Financial Officer for Consumer Products, Medical Devices and Corporate Functions. Prior to J&J, Mr. Elkins was CFO for Round Rock Research, a technology investigation and patent licensing company. From 2008 to 2012, Mr. Elkins was Executive Vice President and CFO of Becton, Dickinson and Company, a public global medical technology company. From 1995 to 2008, he held roles of increasing responsibility at AstraZeneca, and he began his career in finance at the Boeing Company in 1991. Mr. Elkins holds a B.S. degree from the University of Delaware, an M.S. from the University of Pennsylvania and an M.B.A. from Drexel University.

There are no arrangements or understandings between Mr. Elkins and any other persons pursuant to which he was selected as Chief Financial Officer.  There are no related party transactions between the Company and Mr. Elkins and there are no family relationships between Mr. Elkins and any director or executive officer of the Company.

(e)          In connection with his departure, Dr. Lynch will be entitled to severance benefits in accordance with the Company’s Senior Executive Severance Plan, a prorated annual incentive payout in accordance with the Company’s Senior Executive Performance Incentive Plan and pro-rated vesting of equity awards in accordance with the Company’s equity award agreements under the Company’s 2012 Stock Award and Incentive Plan.  In addition, upon his departure, the Company will enter into a consulting agreement with Dr. Lynch for twelve months for which he will receive $83,333 per month.

In connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Elkins will receive the following compensation effective as of the Closing:

•	An annual base salary of $1,000,000;
•
Eligibility for an annual incentive payout under the Company’s Senior Executive Performance Incentive Plan or any successor annual bonus plan based on a target bonus opportunity of 100% of his base salary subject to the attainment of one or more pre-established performance goals established by the Board or a Board Committee;

•
Eligibility for a grant of long-term incentive awards in 2020 valued at $4,800,000, the terms and conditions of which will be substantially similar to the Company’s standard form of award agreements under the Company’s 2012 Stock Award and Incentive Plan; and

•	Change-in-control and severance benefits in the event of involuntary termination without cause.

In addition, Mr. Elkins will receive a cash sign-on payment of $2,100,000, to be paid 50% as soon as practicable following the Closing, 25% on the one-year anniversary of the Closing and 25% on the two-year anniversary of the Closing, and a Restricted Stock Unit award valued at $2,000,000 that will vest at the rate of 25% on each of the first, second, third and fourth anniversaries of the grant date.

A copy of the press release announcing the leadership team changes effective upon the Closing is attached to this report as Exhibit 99.1.

The transaction remains subject to regulatory approvals and other customary closing conditions.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Statement on Cautionary Factors

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by the fact that they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and others words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance. You can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements are likely to relate to, among other things, statements about the consummation of the Merger and projections as to the anticipated benefits thereof and current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations.

Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: the completion of the Merger may not occur on the anticipated terms and timing or at all; a condition to the closing of the Merger may not be satisfied; the combined company will have substantial indebtedness following the completion of the Merger; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Merger; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Merger has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results.

Additional information concerning these risks, uncertainties and assumptions can be found in Bristol-Myers Squibb’s and Celgene’s respective filings with the Securities and Exchange Commission (the “SEC”), including the risk factors discussed in Bristol-Myers Squibb’s and Celgene’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC. Except as otherwise required by law, Bristol-Myers Squibb undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated June 5, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: June 5, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary